Exhibit 10.1

                         DEBT SUBORDINATION AGREEMENT

This Subordination Agreement, dated as of --------------, 1996, by and among Financial Services Corporation of the Midwest, a Delaware corporation ("Borrower"), Douglas M. Kratz, Perry B. Hansen and Benjamin D. Farrar, Jr. (collectively and separately referred to as the "Subordinated Creditors"), and M&I First National Bank, as trustee ("Trustee") for the holders (collectively, "Senior Holders") of Borrower's -----% Notes due 2006 in the original principal amount of $10,000,000 (collectively, "Notes").

WHEREAS, Subordinated Creditors are financially interested in Borrower;

WHEREAS, Borrower is about to become indebted to Senior Holders as a result of their purchase and acquisition of the Notes in a public offering of the Notes to be made pursuant to a Registration Statement on Form S-2 filed by Borrower with the Securities and Exchange Commission on -------------------, 1996;

WHEREAS, as a condition to the offer and sale of such Notes, the Subordinated Creditors are being required to subordinate payment of certain obligations owed by Borrower to the Subordinated Creditors to the prior payment of the Notes; and

WHEREAS, the Subordinated Creditors acknowledge that the public offering and sale of the Notes and purchase of the Notes by Senior Holders are of value to the Subordinated Creditors.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Definitions.  As used herein, the following capitalized terms shall have
     ------------
the following meanings:

     "Senior Claim" shall mean and be limited to all of Borrower's indebtedness
     -------------
     and liabilities to the Senior Holders as represented by the Notes, together with any renewals or extensions of the Notes.

     "Subordinated Claim" shall mean and be limited to all of the Borrower's
     --------------------
     indebtedness and liabilities to Subordinated Creditors evidenced by the Promissory Notes specifically described on attached Exhibit A and the
                                                         ---------
     Borrower's indebtedness and liabilities to Subordinated Creditors that may arise upon the acquisition by the Subordinated Creditors of the Promissory Notes specifically described on attached Exhibit B and any other Promissory
                                              ---------
     Notes substantially similar to those on Exhibits A and B which are acquired
                                             ----------     -
     in the future by any of the Subordinated Creditors (such Promissory Notes on Exhibit B and such other Promissory Notes acquired by any of the
        ---------
     Subordinated Creditors being herein called the "Acquired Promissory Notes"); provided, however, that the indebtedness and liabilities evidenced by the Acquired Promissory Notes shall not be a Subordinated Claim until such Acquired Promissory Notes are acquired by any of the Subordinated Creditors; and provided further, that nothing contained in this Agreement shall be construed or interpreted to prohibit or in any way limit the rights of any Subordinated Creditor to convert part or all of the obligations underlying the Subordinated Claim into shares of the common stock or Class D Preferred Stock of the Borrower as authorized by the documentation executed and delivered in connection with the original issuance and creation of the Subordinated Claim or to extend the term of any or all of the Subordinated Claim after its maturity date.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Notes and the Indenture relating thereto.

2.   Limitations on Payment.  The Subordinated Creditors will not receive, or
     ----------------------
take action to collect or enforce payment from the Borrower, and the Borrower will not make any payment to the Subordinated Creditors of the Subordinated Claim or any part thereof, except that the Borrower may pay interest as it accrues on the Subordinated Claim so long as no Event of Default has occurred and is continuing on the Senior Claim. Upon the cure of any such Event of Default, Subordinated Creditors shall be entitled to receive any past due interest which may be paid without again creating an Event of Default.

3.   Senior Holders' Priority.  In the event of the bankruptcy of the Borrower,
     ------------------------
or the appointment of a trustee, receiver or other representative or liquidator for any of the property of the Borrower, or if the Borrower shall become the subject of any proceeding of any character under any federal or state bankruptcy or insolvency act or law, all moneys and other property allocated or allocable to the Subordinated Claim and which would be payable or deliverable to the Subordinated Creditors in the absence of the provisions of this Agreement shall be paid and delivered directly to the Trustee for the benefit of the Senior Holders for application by the Senior Holders to the Senior Claim until full payment of the Senior Claim with the excess, if any, to be paid to the Subordinated Creditors.

4.   Pay Over of Moneys.  If the Subordinated Creditors receive any payment or
     ------------------
property on the Subordinated Claim in violation of the terms of this Agreement, such payments shall be held in trust by the Subordinated Creditors, and the Subordinated Creditors will forthwith pay over or deliver the same to the Trustee for the benefit of the Senior Holders to be held by the Trustee as cash collateral securing the Senior Claim. Such cash collateral may be distributed by the Trustee to the Senior Holders in accordance with the terms of the Notes and the Indenture relating thereto.

5.   Limitation on Transfer.  Subordinated Creditors will not assign, pledge or
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otherwise transfer, or permit or suffer to be assigned, pledged or otherwise transferred, or execute any power of attorney with respect to, the Subordinated Claim or any part thereof unless such assignee, pledgee or transferee agrees in writing to be bound by the terms and conditions of this Agreement. The Subordinated Creditors agree to promptly place a notice regarding the subordination provided by this Agreement on the face of each instrument representing a Subordinated Claim.

6.   Continuation of Agreement.  This Agreement shall continue until the Senior
     -------------------------
Claim shall have been paid in full and shall then automatically terminate and be of no further force or effect.

7.   Successors and Assigns.  This Agreement is binding not only upon the
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Subordinated Creditors and the Borrower, but also upon the heirs, representatives, successors and assigns of each of them, and is enforceable not only by the Trustee and the Senior Holders but also by each of their successors and assigns, but shall not inure to the benefit of or be enforceable by any other party or subordinate the Subordinated Claim to any claim other than the Senior Claim.

8.   GOVERNING LAW.  THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND
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LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE
STATE OF ILLINOIS.

9.   Section Titles; Gender.  The section titles contained in this Agreement are
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and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The masculine form of any word used in this Agreement shall include the feminine form, and vice versa.

10.  Notices.  Except as otherwise expressly provided herein, any notice
     -------
required or desired to be served, given or delivered hereunder shall be in writing and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, first class, certified or registered mail, with proper postage prepaid, addressed to the party to be notified as follows:

     If to the Borrower:

     Financial Services Corporation of the Midwest
     224 - 18th Street
     P. O. Box 4870
     Rock Island, Illinois  61204-4870
     Attention:  Douglas M. Kratz, President

     If to the Subordinated Creditors:

     Douglas M. Kratz
     224 - 18th Street
     P. O. Box 4870
     Rock Island, Illinois  61204-4870

     If to the Senior Holders:

     M&I First National Bank
     Trustee
     321 North Main Street
     West Bend, Wisconsin  53095
     Attention:  Roger Stephenson

11.  Counterparts.  This Agreement may be executed in any number of
     ------------
counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same document.

IN WITNESS WHEREOF, the parties have executed this Agreement this ------ day of ------------------, 1996.

                                   FINANCIAL SERVICES CORPORATION
                                   OF THE MIDWEST


                                   By ---------------------------

                                   Its:--------------------------


                                   /s/ Benjamin D. Farrar, Jr.
                                   -------------------------------
                                   Benjamin D. Farrar, Jr.

                                   /s/ Perry B. Hansen
                                   -------------------------------
                                   Perry B. Hansen

                                   /s/ Douglas M. Kratz
                                   -------------------------------
                                   Douglas M. Kratz

                                   M&I FIRST NATIONAL BANK
                                   Trustee


                                   By-----------------------------

                                   Its:---------------------------

                                  EXHIBIT A

                     LIST OF EXISTING SUBORDINATED CLAIMS
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1.   Promissory Note executed by Borrower in favor of Benjamin D. Farrar, Jr. in the original principal amount of $85,000, dated March 31, 1989.

2. Promissory Note executed by Borrower in favor of Perry B. Hansen in the original principal amount of $85,000, dated March 31, 1989.

3. Promissory Note executed by Borrower in favor of Sandra J. Kratz in the original principal amount of $85,000, dated March 31, 1989, as transferred and assigned by Sandra J. Kratz to Douglas M. Kratz effective February 1, 1991.

4. Promissory Note executed by Borrower in favor of Benjamin D. Farrar, Jr. in the original principal amount of $165,000, dated April 17, 1989.

5. Promissory Note executed by Borrower in favor of Perry B. Hansen in the original principal amount of $165,000, dated April 17, 1989.

6. Promissory Note executed by Borrower in favor of Sandra J. Kratz in the original principal amount of $165,000, dated April 17, 1989, as transferred and assigned by Sandra J. Kratz to Douglas M. Kratz effective February 1, 1991.

                                  EXHIBIT B

                      LIST OF FUTURE SUBORDINATED CLAIMS
                      ----------------------------------

1. Promissory Note executed by Borrower in favor of Bernard F. Weindruch in the original principal amount of $165,000, dated April 17, 1989, as transferred and assigned by Bernard F. Weindruch to Ira J. Weindruch.

2. Promissory Note executed by Borrower in favor of Ira J. Weindruch in the original principal amount of $165,000, dated April 17, 1989, as transferred and assigned by Ira J. Weindruch to Donna F. Weindruch.